PROVISIONS AND CONTINGENT CONSIDERATION	12 Months Ended
Dec. 31, 2021
Disclosure of other provisions [abstract]
PROVISIONS AND CONTINGENT CONSIDERATION	PROVISIONS AND CONTINGENT CONSIDERATION
The reconciliation of the Company’s provisions is as follows:

	Environmental	Restoration	Termination benefits	Litigation	Contingent consideration	Total
	$	$	$	$	$	$
Balance as of December 31, 2019	1,524	1,586	961	764	—	4,835
Provisions assumed through business acquisitions	—	—	—	100	—	100
Additional provisions	—	80	4,162	258	11,005 (1)	15,505
Amounts used	(127)	—	(2,654)	(8)	—	(2,789)
Amounts reversed	—	—	(52)	—	(11,005)	(11,057)
Net foreign exchange differences	—	10	48	—	—	58
Balance as of December 31, 2020	1,397	1,676	2,465	1,114	—	6,652

Amount presented as current	819	50	2,370	983	—	4,222
Amount presented as non-current	578	1,626	95	131	—	2,430
Balance as of December 31, 2020	1,397	1,676	2,465	1,114	—	6,652

Provisions assumed through business acquisitions	—	88	—	—	—	88
Additional provisions	—	12	314	208	8,305	8,839
Amounts used	(165)	—	(1,842)	(1,034)	—	(3,041)
Amounts reversed	(50)	—	(240)	(106)	—	(396)
Net foreign exchange differences	—	1	(1)	(1)	9	8
Balance as of December 31, 2021	1,182	1,777	696	181	8,314	12,150

Amount presented as current	670	—	413	78	3,344	4,505
Amount presented as non-current	512	1,777	283	103	4,970	7,645
Balance as of December 31, 2021	1,182	1,777	696	181	8,314	12,150

(1)    Includes increases resulting from net present value discounting of $0.2 million. Refer to Note 24 for additional information regarding the Company's contingent consideration arrangements.

The environmental provision activity during the years ended December 31, 2021 and 2020 is primarily related to the Columbia, South Carolina facility.
The restoration provision pertains to leases at manufacturing facilities where the Company is obligated to restore the leased properties to the same condition that existed at the lease commencement date. The estimated expenses will not be incurred until the end of the lease terms which, is not in the next twelve months, and only occurs if the lease is not renewed.
Termination benefits activity during the years ended December 31, 2021 and 2020 relate primarily to employee restructuring initiatives started in 2020 in response to COVID-19 uncertainties. Refer to Note 4 for additional information on manufacturing facility closures, restructuring and other related charges.
The Company records liabilities for legal proceedings in those instances where it can reasonably estimate the amount of the loss and where liability is probable. The Company is engaged from time-to-time in various legal proceedings and claims that have arisen in the ordinary course of business. The outcome of all of the proceedings and claims against the Company is subject to future resolution, including the uncertainties of litigation. Based on information currently known to the Company and after consultation with outside legal counsel, management currently believes that the probable ultimate resolution of any such proceedings and claims, individually or in the aggregate, will not have a material adverse effect on the financial condition of the Company, taken as a whole as of December 31, 2021.
The Company is party to certain contingent consideration arrangements as part of the Nortech Acquisition (defined in Note 19) and Nuevopak Acquisition (defined in Note 19), which require the Company to make future payments, if specified future events occur or conditions are met, based on the provisions contained within the respective acquisition's purchase agreement. Refer to Note 24 for additional information regarding the Company's contingent consideration arrangements.
As of December 31, 2021, and 2020, no reimbursements are expected to be received by the Company for any of the provided amounts and there were no contingent assets at any of the financial statement reporting dates covered by these consolidated financial statements.